UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2009

GUARANTY FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	74-2421034
(State or other jurisdiction of incorporation or organization)	001-33661	(I.R.S. Employer Identification No.)

1300 MoPac Expressway South

Austin, Texas 78746

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (512) 434-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 6, 2009, Guaranty Financial Group Inc. (the “Company”) and its wholly-owned subsidiary, Guaranty Bank (the “Bank”) each consented to the issuance of an Order to Cease and Desist (the “Company Order” and the “Bank Order,” respectively, and together, the “Orders”) by the Office of Thrift Supervision (the “OTS”).

The Company Order requires that the Company notify, and in certain cases receive the permission of, the OTS prior to: (i) declaring, making or paying any dividends or other capital distributions on its capital stock; (ii) incurring, issuing, renewing, repurchasing or rolling over any debt, increasing any current lines of credit or guaranteeing the debt of any entity; (iii) making payments (including, without limitation, principal, interest or fees of any kind) on any existing debt; (iv) making certain changes to its directors or senior executive officers; (v) entering into, renewing, extending or revising any contractual arrangement related to compensation or benefits with any of its directors or senior executive officers; and (vi) making any golden parachute payments or prohibited indemnification payments.

The Bank Order requires that the Bank notify, or in certain cases receive the permission of, the OTS prior to (i) increasing its total assets in any quarter in excess of an amount equal to net interest credited on deposit liabilities during the quarter; (ii) rolling over or renewing any brokered deposits or accepting any new brokered deposits or soliciting any deposits by offering interests rates higher than those permissible for brokered deposits; (iii) making certain changes to its directors or senior executive officers; (iv) entering into, renewing, extending or revising any contractual arrangement related to compensation or benefits with any of its directors or senior executive officers; (v) making any golden parachute or prohibited indemnification payments; (vi) paying dividends or making other capital distributions on its capital stock; (vii) entering into certain transactions with affiliates; and (viii) entering into third-party contracts outside the normal course of business.

The Orders also require that the Bank meet and maintain both a core capital ratio equal to or greater than 8.0 percent and a total risk-based capital ratio equal to or greater than 11.0 percent. The Bank must also submit to the OTS within prescribed time periods a liquidity management and contingency plan, a revised Fair Value/OTTI Policy, a commercial real estate risk assessment plan, a risk management policy, a revised allowance for loan and lease loss policy, a strategic plan and policy for management and disposition of real estate owned, a loan modification plan, and a revised business plan.

Simultaneous to the effective date of the Orders, the Company and the Bank advised the OTS that management believes, based upon presently available unaudited financial information, that the Bank does not meet the required capital ratios set forth above. The Company is in discussions with its board of directors and principal stockholders, as well as with government authorities, concerning raising substantial additional equity capital which, if completed, would result in significant dilution for the current common stockholders.  No agreements have been reached with respect to this capital infusion. If by May 21, 2009 the Bank does not meet the required capital ratios set forth above, either through a successful capital raise or otherwise, the Company and the Bank shall adopt plans detailing the actions to be taken to merge with or be acquired by another federally insured depository institution, or voluntarily liquidate by filing an appropriate application with the OTS. As previously disclosed, the Bank’s capital ratios are impacted by regulatory requirements for capital treatment of our mortgage-backed securities portfolio. The Bank is discussing with government authorities the capital treatment of its mortgage-backed securities. The results of these discussions may affect the Bank’s ability to comply with the minimum capital ratio requirements set forth in the Orders.

All customer deposits remain fully insured to the highest limits set by the FDIC. The OTS may grant extensions to the timelines established by the Orders.

The description of each of the Orders and the corresponding Stipulation and Consent to Issuance of Order to Cease and Desist (the “Stipulations”) set forth in this Item 1.01 is qualified in its entirety by reference to the Orders and Stipulations, copies of which are attached as Exhibits 10.1, 10.2, 10.3, and 10.4 hereto and are incorporated by reference herein in their entirety.

Note: Certain matters discussed in this Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “anticipate,” “could,” “estimate,” “likely,” “intent,” “may,” “plan,” “project,” “expect,” and similar expressions, including references to assumptions or our plans and goals. Readers should not place undue reliance on these forward- looking statements. These statements reflect management’s views with respect to events as of the date of the forward-looking statement and are subject to risks and uncertainties. The Company’s actual results or performance may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to: general economic, market, or business conditions; demand for new housing; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; deposit attrition, customer loss, or revenue loss in the ordinary course of business; cost or difficulties related to being a stand-alone public company; the inability to realize elements of our strategic plans; changes in the interest rate environment that expand or reduce margins or adversely affect critical estimates and projected returns on investments; unfavorable changes in economic conditions affecting housing markets, credit markets, real estate values and oil and gas prices and changes in market and/or general economic conditions, either nationally or regionally, that are less favorable than expected; government intervention in the U.S. financial system; changes in the financial performance and/or condition of our borrowers; natural disasters in primary market areas that may result in prolonged business disruption or materially impair the value of collateral securing loans; assumptions and estimates underlying critical accounting policies, particularly allowance for credit losses, mortgage-backed securities valuation and impairment assessments, ability to realize deferred tax assets, and goodwill impairment assessments, which may prove to be materially incorrect or may not be borne out by subsequent events; current or future litigation, regulatory investigations, proceedings or inquiries; strategies to manage interest rate risk that may yield results other than those anticipated; a significant change in the rate of inflation or deflation; changes in the securities markets; the ability to complete merger, acquisition or divestiture plans; regulatory or other limitations imposed as a result of any merger, acquisition or divestiture, and the success of our business following any merger, acquisition or divestiture; the final resolutions or outcomes with respect to our contingent and other corporate liabilities related to our business and any related actions for indemnification made pursuant to the various agreements with Temple-Inland Inc. and Forestar Group Inc. (formerly Forestar Real Estate Group Inc.); the ability to maintain capital ratios acceptable to the Office of Thrift Supervision; and changes in the value of real estate securing our loans. The Company disclaims any obligation to subsequently revise or update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
10.1	Order to Cease and Desist with the Company dated April 6, 2009
10.2	Stipulation and Consent to Issuance of Order to Cease and Desist with the Company dated April 6, 2009
10.3	Order to Cease and Desist with the Bank dated April 6, 2009
10.4	Stipulation and Consent to Issuance of Order to Cease and Desist with the Bank dated April 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL GROUP INC.
Date: April 8, 2009	By:	/s/ Ronald D. Murff
Name: Ronald D. Murff
Title: Senior Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Order to Cease and Desist with the Company dated April 6, 2009
10.2	Stipulation and Consent to Issuance of Order to Cease and Desist with the Company dated April 6, 2009
10.3	Order to Cease and Desist with the Bank dated April 6, 2009
10.4	Stipulation and Consent to Issuance of Order to Cease and Desist with the Bank dated April 6, 2009